UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):           February 14, 2005

NACCO INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-9172	34-1505819

(Commission File Number)	(IRS Employer Identification Number)

5875 Landerbrook Drive, Cleveland, OH	44124-4017

(Address of Principal Executive Offices)	(Zip Code)

(440) 449-9600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Exhibit 10.1 Agmnt Between NACCO and Gen. Elect. Dec. 15 2004
Exhibit 10.2 Agmnt Between NACCO and Gen. Elect. Feb. 14 2005

Item 1.01 Entry into a Material Definitive Agreement.

     On February 14, 2005, NACCO Industries, Inc.’s wholly owned subsidiary, NACCO Materials Handling Group, Inc. (the “Company”), entered into a letter agreement with General Electric Capital Corporation (“GECC”) to extend the term of its International Operating Agreement dated April 15, 1998 with GECC (the “Agreement”) until April 1, 2005. The agreement had previously been extended to February 15, 2005 by a letter agreement dated December 15, 2004.

Item 9.01 Financial Statements and Exhibits.

     As described in Item 1.01 of this Current Report on Form 8-K, the following Exhibits are filed as part of this Current Report on Form 8-K.

     (c) Exhibits

10.1	Letter Agreement between NACCO Materials Handling Group, Inc. and General Electric Capital Corporation dated December 15, 2004.

10.2	Letter Agreement between NACCO Materials Handling Group, Inc. and General Electric Capital Corporation dated February 14, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NACCO INDUSTRIES, INC.
By:	/s/ Kenneth C. Schilling
	Name:	Kenneth C. Schilling
	Title:	Vice President and Controller

Date: February 18, 2005

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Letter Agreement between NACCO Materials Handling Group, Inc. and General Electric Capital Corporation dated December 15, 2004.

10.2	Letter Agreement between NACCO Materials Handling Group, Inc. and General Electric Capital Corporation dated February 14, 2005.